COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 13: COMMITMENTS AND CONTINGENCIES

Legal Matters

        The Company is party to various litigation matters and claims arising from its operations. Management believes that the outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on the Company's financial position or results of operations.

Guarantees

        The Company provides payment guarantees on the financial debt of various foreign financial services subsidiaries of CNHI for approximately $243,235. The guarantees are in effect for the term of the underlying funding facilities, which have various maturities through 2015.

Commitments

        The Company has various agreements to extend credit for the wholesale and dealer financing managed portfolio. At December 31, 2014, the total credit limit available was $6,519,538, of which $4,036,119 was utilized.